Exhibit 99.1

News Release

L.B. Foster Announces Sale of Steel Piling Products Business

PITTSBURGH, PA, September 27, 2021 – L.B. Foster Company (NASDAQ: FSTR, the Company), a leading provider of products and services for the rail industry and solutions to support critical infrastructure projects, announced today that it completed the sale of its steel Piling Products line of business to J.D. Fields & Company, Inc. on September 24, 2021 for approximately $24 million in total proceeds. The Company is retaining all pre-closing receivables and liabilities associated with the business. The asset sale includes all inventory held by the Company associated with the line of business, as well as the related fixed assets, including its Petersburg, VA facility.

John Kasel, President and Chief Executive Officer, commented on the divestiture; "We are pleased with the results of the transaction, which will help us improve shareholder value by allocating capital to businesses with better growth and profitability outlooks. Our Piling Products business model was working capital intensive and presented constraints on our ability to increase profit margins. We are confident that we can redeploy this capital in a way that will achieve better returns and further strengthen businesses in our portfolio that have more robust growth opportunities."

Mr. Kasel further stated, "The Company has begun narrowing its investment focus in the more profitable areas of Rail Technologies and Precast Concrete Products. There is substantial opportunity in these markets to build on the capabilities we have and drive greater scale. As transportation systems evolve and infrastructure demands increase to meet the needs for environmentally-sustainable solutions, these business areas are expected to benefit the most and will receive incremental capital to fuel enterprise growth."

The Piling Products division produced revenues of approximately $43 million for the six months ended June 30, 2021, and $59 million for the twelve months ended December 31, 2020.

Investor Call Planned in October
The Company will be holding a brief investor presentation covering the transaction on October 4, 2021 at 11:00 a.m. Eastern Time. During the webcast, management will provide an overview of the transaction and will be available for questions. Those wishing to participate via telephone may dial in at (833) 614-1392 (U.S. & Canada) or (914) 987-7113 (International). Those wishing to participate via webcast should access the call through L.B. Foster’s Investor Relations page of the company’s website (www.lbfoster.com). A presentation will be available on the Company’s website under the Investor Relations page on October 4, 2021 immediately before the webcast begins.

A presentation replay will be available through October 11, 2021. To access the replay, please dial (855) 859-2056 (U.S. & Canada) or (404) 537-3406 (International) and provide the access code: 9778265. The conference call replay will also be available via webcast through L.B. Foster’s Investor Relations page of the company’s website.

About L.B. Foster Company
L.B. Foster Company and its subsidiaries provide products and services for the rail industry and solutions to support critical infrastructure projects. The Company’s innovative engineering and product development solutions address the safety, reliability, and performance of its customers’ challenging requirements. The Company maintains locations in North America, South America, Europe, and Asia. For more information, please visit www.lbfoster.com.

This release may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements provide management's current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Sentences containing words such as “believe,” “intend,” “plan,” “may,” “expect,” “should,” “could,” “anticipate,” “estimate,” “predict,” “project,” or their negatives, or other similar expressions of a future or forward-looking nature generally should be considered forward-looking statements. Forward-looking statements in this earnings release are based on management's current expectations and assumptions about future events that involve inherent risks and uncertainties and may concern, among other things, the Company’s expectations relating to our strategy, goals, projections, and plans regarding our financial position, liquidity, capital resources, and results of operations and decisions regarding our strategic growth initiatives, market position, and product development. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company cautions readers that various factors could cause the actual results of the Company to differ materially from those indicated by forward-looking statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties related to: the COVID-19 pandemic, including the impact of any worsening of the pandemic, or the emergence of new variants of the virus, on our financial condition or results of operations, and any future global health crises, and the related social, regulatory, and economic impacts and the response thereto by the Company, our employees, our customers, and national, state, or local governments; a continued deterioration in the prices of oil and natural gas and the related impact on the upstream and midstream energy markets, which could result in further cost mitigation actions, including additional shutdowns or furlough periods; a continuation or worsening of the adverse economic conditions in the markets we serve, whether as a result of the current COVID-19 pandemic, including its impact on travel and demand for oil and gas, the continued deterioration in the prices for oil and gas, governmental travel restrictions, project delays, and budget shortfalls, or otherwise; volatility in the global capital markets, including interest rate fluctuations, which could adversely affect our ability to access the capital markets on terms that are favorable to us; restrictions on our ability to draw on our credit agreement, including as a result of any future inability to comply with restrictive covenants contained therein; a continuing decrease in freight or transit rail traffic, including as a result of the COVID-19 pandemic; environmental matters, including any costs associated with any remediation and monitoring; the risk of doing business in international markets, including compliance with anti-corruption and bribery laws, foreign currency fluctuations and inflation, and trade restrictions or embargoes; our ability to effectuate our strategy, including cost reduction initiatives, and our ability to effectively integrate acquired businesses or to divest businesses, such as the 2020 disposition of the IOS Test and Inspection Services business and acquisition of LarKen Precast, LLC, and to realize anticipated benefits; costs of and impacts associated with shareholder activism; continued customer restrictions regarding the on-site presence of third party providers due to the COVID-19 pandemic; the timeliness and availability of materials from our major suppliers, including any continuation or worsening of the disruptions in the supply chain experienced as a result of the COVID-19 pandemic, as well as the impact on our access to supplies of customer preferences as to the origin of such supplies, such as customers’ concerns about conflict minerals; labor disputes; cyber-security risks such as data security breaches, malware, ransomware, “hacking,” and identity theft, including as experienced in 2020, which could disrupt our business and may result in misuse or misappropriation of confidential or proprietary information, and could result in the significant disruption or damage to our systems, increased costs and losses, or an adverse effect to our reputation; the effectiveness of our continued implementation of an enterprise resource planning system; changes in current accounting estimates and their ultimate outcomes; the adequacy of internal and external sources of funds to meet financing needs, including our ability to negotiate any additional necessary amendments to our credit agreement or the terms of any new credit agreement, and reforms regarding the use of LIBOR as a benchmark for establishing applicable interest rates; the Company’s ability to manage its working capital requirements and indebtedness; domestic and international taxes, including estimates that may impact taxes; domestic and foreign government regulations, including tariffs; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; a lack of state or federal funding for new infrastructure projects; an increase in manufacturing or material costs; the loss of future revenues from current customers; and risks inherent in litigation and the outcome of litigation and product warranty claims. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. Significant risks and uncertainties that may affect the operations, performance, and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2020, or as updated and/or amended by our other current or periodic filings with the Securities and Exchange Commission.

Investor Relations:
Stephanie Listwak
(412) 928-3417
investors@lbfoster.com
L.B. Foster Company
415 Holiday Drive
Suite 100
Pittsburgh, PA 15220